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                                                                    EXHIBIT 32.2

              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lifecore Biomedical, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, David M. Noel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ David M. Noel
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David M. Noel
Vice President of Finance and Chief Financial Officer
(principal financial and accounting officer)

February 9, 2005